UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

April 19, 2005

Date of Report (Date of Earliest Event Reported)

RENASANT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi	1-13253	64-0676974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi 38802-0709

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: (662) 680-1001

The Peoples Holding Company

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 19, 2005, Renasant Corporation (the “Company”) issued a press release announcing first quarter earnings for 2005. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective April 19, 2005, Robert C. Leake, Chairman of the Board of Directors of the Company, resigned from the Board of Directors. Mr. Leake is 72 years old, and the Bylaws of the Company require a director to resign from the Board of Directors at the next regular shareholders meeting after such director reaches age 72. The Board of Directors elected E. Robinson McGraw, President and Chief Executive Officer of the Company, as the new Chairman of the Board. Mr. McGraw will retain his other responsibilities.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Annual Meeting of the shareholders of the Company held on April 19, 2005, the shareholders of the Company approved amendments to the Company’s Articles of Incorporation. The amendments (i) change the Company’s name from “The Peoples Holding Company” to “Renasant Corporation,” (ii) increase the number of authorized shares of common stock, par value $5.00 per share, from 15,000,000 shares to 75,000,000 shares, (iii) authorize the issuance of up to 5,000,000 shares, par value $.01 per share, of “blank check” preferred stock, and (iv) eliminate cumulative voting rights in the election of directors. The Company filed Articles of Amendment to the Articles of Incorporation of the Company with the Mississippi Secretary of State on April 19, 2005. A copy of the Articles of Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.1. A press release announcing the name change is attached as Exhibit 99.2 to this Form 8-K.

Also, effective April 19, 2005, the Board of Directors of the Company adopted an amendment to the Company’s Bylaws reflecting the change of the Company’s name. A copy of the Articles of Amendment to the Bylaws of the Company is attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Articles of Amendment to Articles of Incorporation of Renasant Corporation

3.2	Articles of Amendment to the Bylaws of Renasant Corporation

99.1	Press Release, dated April 19, 2005, issued by Renasant Corporation announcing first quarter earnings for 2005

99.2	Press Release, dated April 19, 2005, issued by Renasant Corporation announcing the name change and the election of E. Robinson McGraw as Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Registrant

DATE: April 19, 2005	/s/ E. Robinson McGraw
E. Robinson McGraw
President & Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Articles of Amendment to Articles of Incorporation of Renasant Corporation

3.2	Articles of Amendment to the Bylaws of Renasant Corporation

99.1	Press Release, dated April 19, 2005, issued by Renasant Corporation announcing first quarter earnings for 2005

99.2	Press Release, dated April 19, 2005, issued by Renasant Corporation announcing the name change and the election of E. Robinson McGraw as Chairman of the Board